EASTERN ENTERPRISES

                Restricted Stock Plan for Non-Employee Trustees

                                   Amendment


         Pursuant to Section 9 of the Eastern Enterprises Restricted Stock Plan for Non-Employee Trustees (the "Plan), the Plan is hereby amended as follows:

1. The first sentence of Section 6(c) is amended by inserting the phrase "or Section 11" after the phrase "Section 6(d)" therein.

2.       The first  sentence  of Section  6(e) is amended to provide as follows:
         "In the event that a Participant resigns from the Board of Trustees or declines to stand for re-election to the Board of Trustees, not due to the Participant's Disability (as hereinafter defined) and not in accordance with a retirement policy of the Board of Trustees then in effect, and except as provided in Section 11, the shares of Common Stock awarded to such Participant under the Plan shall be immediately forfeited."

3.       Section  6(f) is amended by adding the phrase  "Except as  provided  in
         Section 11," at the beginning thereof, and changing the word "Any" to "any" following such phrase.

4. A new Section 11 is added following current Section 10 of the Plan, providing as follows:

         "11.     Effect of a Change of Control

                  Notwithstanding any other provision of this Plan to the contrary, in the event of a Change of Control (as hereinafter defined) of the Association all outstanding shares of restricted Common Stock awarded to Participants under this Plan shall become free of the transfer restrictions and forfeiture provisions of the Plan, and certificates representing such shares will thereupon be delivered to such Participants. A "Change of Control" will be deemed to have occurred if, after January 1, 1999, any of the following occurs:

         (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) or group of "persons" (as so defined), other than the Association,
                  becomes  a  beneficial   owner   directly  or   indirectly  of
                  securities representing twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities of the Association; or
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         (b)      there is  consummated  a merger  or  consolidation  ("merger")
                  involving the Association and immediately after such merger the beneficial owners immediately prior to such merger of the then outstanding voting securities of the Association do not continue to own beneficially at least sixty percent (60%) of the voting securities of the entity or entities resulting from such merger; or

         (c) there is consummated a sale, lease, exchange, spin-off or other transfer (any of the foregoing, a "transfer") of all or substantially all of the assets or business of the Association and its subsidiaries, other than any such transfer resulting in beneficial ownership of not less than sixty percent (60%) of the assets or business so transferred or not less than sixty percent (60%) of the voting securities of the entity or entities to which such assets were transferred by the owners immediately prior to the transfer of the then outstanding voting securities of the Association; or

         (d) within any two-year period, individuals who at the beginning of such period constituted the Board of Trustees of the Association cease for any reason to constitute a majority thereof; provided, that any trustee who is not in office at the beginning of such two-year period but whose election or nomination for election was approved by a vote of at least two-thirds of the trustees in office at the time of such approval who were either trustees of the Association at the beginning of such period or who were elected to the Board of Trustees pursuant to an election which was, or for which the nomination for election was, previously so approved shall be deemed to have been in office at the beginning of such two-year period."


         IN WITNESS WHEREOF, Eastern Enterprises has caused this Amendment to be executed by its duly authorized officer this 22nd day of September, 1999.


                                       EASTERN ENTERPRISES


                                         /s/ J. Atwood Ives
                                       By: J. Atwood Ives


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Approved by the  Compensation  Committee on September  22, 1999  Approved by the
Board of Trustees on September 22, 1999